                                                                    EXHIBIT 10.9


                          CONSTRUCTION LOAN AGREEMENT
                          ---------------------------


     THIS AGREEMENT, made and entered into this 7th day of June, 1996, between MPJ-A, a California general partnership (the "Borrower"), and HELLO DIRECT, INC., a California corporation ("Lender").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Borrower desires to borrow certain sums from Lender, and Lender is willing to lend said sums to Borrower upon the terms, conditions and provisions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.  AMOUNT, GENERAL PURPOSE AND SECURITY.
     ---------   ------------------------------------

     1.01  AMOUNT AND GENERAL PURPOSE OF LOAN.
           ----------------------------------

           (a)  Amount.  Upon satisfaction of the conditions set forth in
                ------
Section 2 below, Lender agrees to make, and Borrower agrees to accept, a loan to Borrower (the "Loan") in an aggregate principal amount of Five Million Dollars ($5,000,000.00).

           (b)  Purpose.  The purpose of the Loan is to provide funds for the
                -------
construction of certain improvements (the "Improvements") on that certain real property in the County of Santa Clara, California, as described more fully in EXHIBIT "A" attached hereto (the "Real Property"), to pay certain fees, taxes, insurance, carrying costs and other so-called "soft costs", and to payoff in full certain existing loans of Borrower. The Improvements will consist of the building shell improvements described in Exhibit "D" of the Lease (as defined in Section 2.01(g) below) and the Tenant Improvements to be constructed in accordance with Exhibit "C" of the Lease. The Improvements will be more particularly described in Plans and Specifications approved by Lender and Borrower pursuant to Section 2.01(d) below. The construction of the Improvements in accordance with the Plans and Specifications is hereinafter referred to as the "Project."

     1.02  PROMISSORY NOTE.  The Loan shall be evidenced by one (1) promissory
           ---------------
note (the "Note") of Borrower, payable to Lender in the principal amount of Five Million Dollars ($5,000,000.00) in a form acceptable to Lender.

     1.03  DEED OF TRUST; PERMITTED TITLE EXCEPTIONS.  The Note shall be secured
           -----------------------------------------
by a deed of trust (the "Deed of Trust"). The Deed of Trust shall constitute a first lien on the Real Property, subject only to current taxes and assessments not yet due and payable,

Exception Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 as shown on that certain Preliminary Title Report No. 118042 dated March 20, 1996, issued by Santa Clara Land Title Company ("Title Company") and such other exceptions as Lender may agree to in writing. The Deed of Trust shall be in a form acceptable to Lender.

     1.04  OTHER SECURITY.
           --------------

           (a)  Assignment of Construction Contract; Assignment of Plans and
                ------------------------------------------------------------
Specifications.  Borrower hereby assigns to Lender, and grants to Lender a
- --------------
security interest in, all construction contracts, subcontracts, plans and specifications, architectural renderings or models, and any other "contract documents", and any and all proceeds thereof, as collateral for Lender's Loan. Borrower shall obtain from the General Contractor and all subcontractors and other contractors, and shall deliver to Lender, the written consents and agreements of the General Contractor and all subcontractors and other contractors, to complete the work in the event Borrower defaults and Lender undertakes to cause the work to be completed. Borrower shall obtain from the Architect, and shall deliver to Lender, the written consent and agreement of the Architect that all plans and specifications prepared or furnished by the Architect may be utilized in completing the work in the event Borrower defaults and Lender undertakes to cause the work to be completed. All such consents and agreements shall be in such forms acceptable to Lender.

           (b)  Assignment of Lessor's Interest in Leases.  The Loan shall also
                -----------------------------------------
be secured by an absolute assignment (or assignments) of Borrower's right, title and interests in all leases executed and to be executed by Borrower, as lessor, of the Improvements to be constructed by Borrower, and Borrower agrees to execute and deliver to Lender an assignment (or assignments) of its interests in said leases, in form satisfactory to Lender, and other documents as may be required by Lender in connection with said assignment (or assignments).

           (c)  Miscellaneous Assignments and Security.  The Loan shall also be
                --------------------------------------
secured, to the extent applicable and required by Lender, by a Security Agreement and UCC-1 Financing Statement granting Lender a security interest in certain personal property owned by Borrower, and by an assignment (or assignments) to Lender of all road, sewer, utility, building, and other permits issued to Borrower for the construction of the Improvements, and by such personal security agreements and other such property as Lender may require. Such assignments may be executed concurrently herewith or immediately upon request of Lender.

           (d)  Completion Guaranty.  The general partners of Borrower shall
                -------------------
execute a Completion Guaranty with respect to the completion of the Project in form and content satisfactory to Lender.

           (e)  Environmental Indemnity Agreement.  The Borrower shall execute
                ---------------------------------
an Environmental Indemnity Agreement in favor of Lender in form and content satisfactory to Lender.

     1.05  LOAN DOCUMENTS; INDEBTEDNESS.  The Note, the Deed of Trust, this
           ----------------------------
Agreement and all other documents evidencing or securing the Loan are hereinafter collectively referred to as the "Loan Documents." As used herein, the "Indebtedness" means all indebtedness evidenced or secured by the Loan Documents.

     SECTION 2.   DISBURSEMENT OF LOAN PROCEEDS.
     ---------    -----------------------------

     2.01  CONDITIONS PRECEDENT TO INITIAL DISBURSEMENT.  Lender agrees to
           --------------------------------------------
disburse the Loan proceeds (in the amount, and in the time and manner, set forth in Section 2.03 below) when each of the following conditions have been satisfied and/or complied with, in addition to those conditions applicable to all disbursements after the initial disbursement as described in Section 2.04 and
2.05 below:

           (a)  Execution of Loan Documents and Delivery to Lender. Borrower has
                --------------------------------------------------
executed the Loan Documents, and all other documents required hereunder.

           (b)  Recordation of Deed of Trust and Issuance of Title Insurance
                ------------------------------------------------------------
Policy to Lender.  The Deed of Trust has been recorded, and there has been
- ----------------
issued to Lender, by Title Company, an "American Land Title Association, Loan Policy, Additional Coverage - 1990", with LP-10 reissue package form of title insurance policy, together with such endorsements as Lender may require, which shall insure the Deed of Trust as a first lien upon the Real Property described in the Deed of Trust and the Improvements to be constructed thereon, subject to no exceptions except those referred to in Section 1.03 above.

           (c)  Warranties, Representations, Covenants and Agreements. Borrower
                -----------------------------------------------------
is not then in default in the performance of any of its warranties, representations, covenants or agreements contained in the Loan Documents, and no work of construction of the Improvements (including grading, demolition, on-site or off-site improvement work) has been commenced on or about the Real Property. (If any work of construction has been commenced on or about the Real Property, then Borrower shall furnish to Lender all releases and agreements required by Lender and/or the Title Company insuring that Lender's Deed of Trust shall be at the time of its recordation, and shall thereafter continue to be, superior or first in priority to any existing or future liens or encumbrances on the Real Property arising from such work of construction).

           (d)  Site and Architectural Approval.  The Planning Department of the
                -------------------------------
City of San Jose shall have granted site and Architectural approval for the Project.

           (e)  Grading Permit.  A grading permit for the Project shall have
                --------------
been issued by the City of San Jose.

           (f)  Insurance.  Borrower has furnished Lender with certificates of
                ---------
insurance evidencing the coverage required pursuant to Section 4.10 below.

           (g)  Execution of Lease.  Borrower, as Landlord, and Lender, as
                ------------------
Tenant, shall have executed a Lease covering the Real Property and Improvements on terms and conditions mutually satisfactory to Landlord and Tenant (the "Lease") and such Lease shall not have been terminated and shall be in full force and effect.

           (h)  Legal Opinion.  Borrower's counsel has issued to Lender a legal
                -------------
opinion with respect to (i) the formation and existence of Borrower and (ii) the execution, delivery and authorization by Borrower of the Lease and the Loan Documents, in form and content satisfactory to Lender.

           (i)  Environmental Assessment.  Lender, at Lender's sole cost and
                ------------------------
expense, shall have obtained and approved a Phase I Environmental Site Assessment prepared by an environmental consultant selected by Lender.

           (j)  Cost Breakdown.  Borrower shall have delivered to Lender and
                --------------
Lender shall have approved a Preliminary Construction Progress Schedule and Cost Schedule and Breakdown.

     2.02  DISBURSEMENT PROCEDURE FOR LOAN PROCEEDS.  When all the conditions
           ----------------------------------------
set forth in Section 2.01 have been satisfied and/or complied with, Borrower and Lender mutually agree that the Loan proceeds shall be disbursed in the manner set forth in Sections 2.03, 2.04 and 2.05 below.

     2.03  AMOUNT AND TIMING OF DISBURSEMENTS.
           ----------------------------------

           (a)  Initial Disbursement on Loan Closing.  Upon satisfaction of all
                ------------------------------------
conditions precedent to the initial funding of the Loan as described in Section 2.01, a disbursement of One Million Two Hundred Thousand Dollars ($1,200,000.00) will be made by Lender to the Title Company for the account of Borrower and shall be disbursed by Title Company in accordance with Borrower's instructions.

           (b)  Further Loan Disbursements.  Subject to the provisions of
                --------------------------
Sections 2.04 and 2.05 below, the remaining loan proceeds shall be disbursed by Lender to Borrower in the following manner:

                (i) On or about the tenth (10th) day of each month, Borrower shall furnish or cause to be furnished to Lender, in form and substance satisfactory to Lender, an updated current Construction Progress Schedule and a current Cost Schedule and Breakdown.

                (ii) Each request for disbursement of direct costs shall be made at least seven (7) business days before the disbursement is desired and shall show the percentage of materials provided or contract completed at the date of the request. Such request must be accompanied by such supporting documentation as Lender may require, including, without limitation, the following: (A) "Application and Certificate for Payment" on AIA forms G702 and G703; (B) conditional waivers of mechanics' or materialmens' liens from the General Contractor and each subcontractor and supplier with respect to the work for which payment is being requested; (C) a statement verified under penalty of perjury by the General Contractor that all work covered by the application for payment has been completed in accordance with the applicable contracts and should now be paid and that all costs incurred in connection with the Project either have been paid or will be paid out of the proceeds of the disbursement;
(D) supporting billings to the General Contractor covering the application for payment; and (E) supporting billings of the General Contractor with respect to the work of the General Contractor as to which a disbursement is being requested. The amount to be disbursed on account of the cost of construction shall be ninety percent (90%) of such cost and ten percent (10%) of such cost shall be retained to be disbursed pursuant to Section 2.05 below. Any amount allocated for contingencies in the Cost Schedule and Breakdown shall be disbursed only for the payment of additional costs incurred as a result of any extra work, installation of materials or change in the Plans and Specifications (collectively, "Changes") ordered by Borrower and approved in advance and in writing by Lender. Lender shall not be obligated to make more than one such disbursement in any calendar month.

                (iii) A separate request, concurrent with the request for disbursement of direct costs referred to in Section 2.02(b)(ii) hereof, shall be made for each disbursement of indirect costs, such request to include billings to Borrower, certified by Borrower. Funds for such verifiable indirect costs shall be disbursed in accordance with the breakdown of indirect costs included within the Cost Schedule and Breakdown, provided, however, that disbursements for architectural and engineering fees shall be made in accordance with the architectural and engineering contracts approved by Lender.

                (iv) Lender may make on-site inspections and review construction to verify the percentage of completion and certify disbursement requests.

     2.04  GENERAL CONDITIONS PRECEDENT TO FURTHER DISBURSEMENTS. In addition to
           -----------------------------------------------------
the conditions set forth in Section 2.03(b) above, each disbursement after the initial disbursement shall be further conditioned on the following:

           (a)  Approved Final Plans and Specifications.  Copies of the final
                ---------------------------------------
working plans and specifications for the phase of the work for which payment is being requested, with Borrower's approval, its Architect's approval, and the approval of the General Contractor and the appropriate local governmental bodies, agencies and/or departments endorsed thereon, have been furnished to Lender and have been approved by Lender in writing, which approval shall not be unreasonably with held. Such approved final plans and specifications are hereinafter collectively referred to as the "Plans and Specifications."

           (b)  Government Permits and Approvals.  All permits and approvals
                --------------------------------
required under Federal, State or local law or regulation (including but not limited to subdivision or tract map requirements, Federal or State environmental protection laws, the California Coastal Act of 1976, and other planning, zoning, and/or building requirements) in connection with the phase of the work for which payment is being requested have been obtained, are in force, and are not subject to appeal or to conditions which have not been met. Copies of all such permits and approvals, together with evidence of all required governmental inspections of such phase of the work, shall have been furnished to Lender.

           (c)  Construction Progress Schedule and Cost Breakdown. Borrower has
                -------------------------------------------------
furnished to Lender a Construction Progress Schedule and a Cost Schedule and Breakdown, each based upon the Plans and Specifications and based upon actual bids, as prepared by Borrower or by Borrower's Architect and/or General Contractor on behalf of Borrower. The Construction Progress Schedule shall be a schedule detailing on a monthly basis, each item of work for the Project to be performed during such month. The Cost Schedule and Breakdown shall be a schedule of estimated monthly disbursements for the Project, along with a cost breakdown showing (i) with regard to direct costs, a breakdown of the direct cost of the work, itemized as to trade item, trade description, name of contractor, subcontractor and/or supplier (if they have been selected) and the contract price or, if none, the estimated cost; and (ii) with regard to indirect costs, a breakdown of the indirect cost of the work, itemized as to the type of service to be provided or cost to be incurred, name of the service provider, if any, and the contract price, or if none, the estimated cost.

           (d)  Construction Contracts and Subcontracts.  As required by Lender,
                ---------------------------------------
all contracts and subcontracts for the work of the construction of the Improvements have been submitted to and approved by Lender, and Borrower has furnished Lender with an assignment of such contracts in form and substance satisfactory to Lender.

           (e)  No Defaults.  Borrower is not in default under any agreement
                -----------
contained in the Loan Documents.

           (f)  No Mechanics' Liens and Stop Notices.  There are no mechanics'
                ------------------------------------
liens or stop notices filed against the Real Property or the Improvements.

           (g)  No Shortfall.  No determination has been made by Lender that the
                ------------
amount of the Loan proceeds remaining undisbursed is less than the amount required to pay all expenses in connection with completion of the Project, unless Borrower shall have deposited with Lender an amount at least equal to the amount of such deficiency as determined by Lender.

           (h)  Title Insurance Indorsements.  Borrower has furnished to Lender
                ----------------------------
at Borrower's expense, if requested by Lender: (i) evidence satisfactory to Lender that the Title Company is prepared to issue to Lender a title insurance indorsement to the Title Policy, showing no intervening liens or encumbrances upon the Real Property and insuring the full amount of the disbursement, and
(ii) a satisfactory report under the Uniform Commercial Code showing no liens or interests other than those of Lender or previously approved in writing by Lender.

           (i)  Architect's Certificate.  The Architect has certified in writing
                -----------------------
to Lender in a form satisfactory to Lender at the time of each disbursement request hereunder that the Project is being constructed in accordance with the Plans and Specifications.

           (j)  Representations and Warranties.  All representations and
                ------------------------------
warranties contained in the Loan Documents are correct on and as of the date of such disbursement as though made on and as of such date.

     2.05  CONDITIONS PRECEDENT TO FINAL DISBURSEMENT.  The final disbursement
           ------------------------------------------
shall be made when the following conditions have been satisfied, in addition to those conditions set forth in Section 2.04 above:

           (a)  Architect's Certificate Regarding Completion.  The Architect has
                --------------------------------------------
certified to Lender on AIA Form G704 in a manner satisfactory to Lender that, to the best of the Architect's knowledge, information and belief, the Improvements have been completed in accordance with the Plans and Specifications and applicable law and without material defects in design, construction or equipment.

           (b)  Title Indorsements.  Borrower has furnished to Lender, at
                ------------------
Borrower's expense, any other title policy indorsements required by Lender, in form and amount satisfactory to Lender (including (i) a foundation endorsement insuring that there are no encroachments of improvements over boundary lines, city setback lines or easement areas, and (ii) an endorsement insuring lien-free completion of the Improvements).

           (c)  ALTA Survey.  Borrower has furnished to Lender, at Borrower's
                -----------
expense, an ALTA as built survey of the Real Property and Improvement in form satisfactory to Lender and Title Company showing that there are no encroachments of improvements over boundary lines, city setback lines or easement areas.

           (d)  Final Lien Releases.  Borrower has furnished to Lender
                -------------------
unconditional final lien releases obtained from the General Contractor, each of the various subcontractors and materialmen and substantially all of the sub-subcontractors and submaterialmen under the subcontractors and materialmen at any level, or Borrower has furnished evidence satisfactory to Lender that the General Contractor and the subcontractors and materialmen and sub-subcontractors and submaterial men have been paid in full.

           (e)  Evidence of Compliance.  Borrower has furnished evidence, in
                ----------------------
form and substance satisfactory to Lender, that: (i) Borrower has obtained final certificates of occupancy for all of the Improvements, (ii) all other permits and approvals necessary for the construction, operation, use and/or ownership of the Improvements have been obtained, subject only to those conditions approved by Lender, and (iii) the completed Improvements comply with all applicable zoning regulations, subdivision map acts, building code provisions and similar governmental laws and regulations, and have adequate ingress and egress from public streets, such evidence to be in the form of a certificate executed by Borrower in favor of Lender.

           (f)  Utilities Available.  Borrower has furnished evidence in form
                -------------------
and substance satisfactory to Lender that all utilities necessary for the full utilization and operation of the Improvements are available and have been connected to the Improvements.

     SECTION 3.   REPRESENTATIONS AND WARRANTIES.
     ---------    ------------------------------

     3.01  ORGANIZATION OF BORROWER; VALIDITY OF LOAN DOCUMENTS. Borrower hereby
           ----------------------------------------------------
represents and warrants to Lender that:

           (a)  Organization.  If Borrower is a partnership, Borrower is duly
                ------------
organized and validly existing under the laws of the State of California and is duly qualified to do business in the State of California.

           (b)  Authority.  Borrower has the requisite power and authority to
                ---------
own and manage its properties, to carry on its business as now being conducted and to own, develop and operate the Real Property. Borrower is qualified to do business in every jurisdiction in which the nature of its business or its properties makes such qualification necessary.

           (c)  Compliance.  Borrower is in compliance with all laws,
                ----------
regulations, ordinances and orders of public authorities applicable to it.

           (d)  Binding Obligation.  The execution, delivery and performance by
                ------------------
Borrower of the Loan Documents and the borrowing evidenced by the Note (i) are within the power of Borrower, (ii) have been duly authorized by all requisite partnership actions, (iii) have received all necessary governmental approvals, and (iv) will not violate any provision of law, any order of any court or agency of government, the charter documents of Borrower, or any indenture, agreement or any other instrument to which it is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except as contemplated by the provisions of the Loan Documents. Each of the Loan Documents, when executed and delivered to Lender, will constitute a legal, valid and binding obligation enforceable in accordance with its terms.

     3.02  OWNERSHIP OF REAL PROPERTY.  At the time of recordation of the Deed
           --------------------------
of Trust hereinabove referred to, Borrower is the owner of the Real Property on which the Improvements are to be constructed.

     3.03  NO LITIGATION OR PROCEEDING.  As of the date of this Agreement, there
           ---------------------------
is no litigation, proceeding or dispute pending against Borrower (nor to the knowledge of Borrower, is there any threatened action, suit or proceeding), the adverse determination of which would impair in any material respect the ability of Borrower to repay the Loan or to construct and install the Improvements. All rights to appeal any decision rendered must have expired prior to the date hereof.

     3.04  ENVIRONMENTAL WARRANTIES.  Borrower hereby represents, warrants and
           ------------------------
covenants that Borrower has not, and, to the best of Borrower's knowledge, no prior owner or current or prior tenant, subtenant, or other occupant of all or any part of the Real Property, has: used, stored, transported, discharged, generated or disposed of Hazardous Materials on, from or affecting the Real Property in any manner that violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, discharge, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials (collectively, the "Environmental Laws"), and that, to the best of Borrower's knowledge, no Hazardous Materials have been disposed on or exist on the Real Property.

     3.05  COMPLIANCE WITH LAWS.  To the best of Borrower's knowledge, the Real
           --------------------
Property and the proposed and actual use thereof comply with all laws, ordinances, rules and regulations of all local, regional, county, state and federal governmental authorities having jurisdiction over the same.

     SECTION 4.   COVENANTS AND AGREEMENTS.
     ---------    ------------------------

     Until the entire Indebtedness shall have been paid in full, Borrower hereby covenants to and agrees with Lender as follows:

     4.01  GENERAL OBLIGATIONS OF BORROWER.
           -------------------------------

           (a)  Payment.  Borrower shall pay the Indebtedness and Borrower shall
                -------
continue to be liable for the payment of the Indebtedness until it has been paid in full, subject to the provisions of Paragraph 10.14 of the Deed of Trust.

           (b)  Performance.  Borrower shall perform or cause to be performed
                -----------
all covenants, agreements, terms and conditions to be performed by Borrower under the Loan Documents. Borrower shall apply all Loan proceeds (except those disbursed in the initial disbursement) only to pay costs shown on the Cost Schedule and Breakdown last approved by Lender. Lender will not disburse more on account of any item than the amount shown for such item in the Cost Schedule and Breakdown last approved by Lender without Lender's consent.

           (c)  Security Instruments.  From time to time, upon the request of
                --------------------
Lender, Borrower shall execute and deliver to Lender a security instrument naming Lender as secured party covering all contracts of any kind entered into in connection with the Project and all other property used or to be used in the construction of the Improvements. Borrower, at its expense, shall cause such security instruments and all supplements thereto to be recorded and filed in such manner as Lender shall reasonably request.

           (d)  Performance by Borrower of Lessor's Obligations Under Executed
                --------------------------------------------------------------
Lease.  Borrower shall faithfully perform all of the terms, covenants and
- -----
conditions of all leases which it may enter into with respect to the Real Property and shall not substantially amend, modify, or alter any such lease without the express written consent of Lender. Borrower shall not accept (except as permitted hereunder or by the express written consent of Lender) any amount payable under any such lease in advance of its due date, and shall not commit any, or permit any act to be committed, which would constitute or be deemed to constitute an act of default under any such lease.

           (e)  Insufficiency of Loan Funds to Complete Construction. If and
                ----------------------------------------------------
whenever the total undisbursed Loan proceeds are not sufficient, in the judgment of Lender (exercised in good faith and after consultation with Borrower and Borrower's Architect and General Contractor), to pay in full for the completion of the Improvements, then, no further disbursements of Loan proceeds shall be made and Borrower shall pay all costs of construction of the Improvements until the Loan is "in balance" (i.e., there are sufficient undisbursed Loan funds to pay in full for the completion of the Improvements). Should Borrower not pay such costs of construction, Lender may, as election, do either of the following, in addition to exercising any right or remedy it may have under the Loan Documents (i) declare Borrower to be in default, accelerate the maturity of the Note, and exercise all remedies for default existing under the Loan Documents, including foreclosure; or (ii) Lender may advance the additional funds required to complete the Improvements; provided that such advances are within the Loan limits applicable to Lender and of Borrower owing to Lender, pursuant to state and federal law and regulation; and provided that Borrower shall deliver additional collateral as may be requested by Lender. Such advances shall constitute additional loans to Borrower, repayable upon demand, bearing interest at the same rate as the Note, which loans shall be secured by a deed or deeds of trust which (together with required title insurance) have the legal effect of being equivalent in priority with the Deed of Trust initially recorded for this Loan.

     4.02  CONSTRUCTION OBLIGATIONS.
           ------------------------

           (a)  Construction Schedule.  Borrower shall fully satisfy and comply
                ---------------------
with all of the conditions and provisions of Section 2 and shall commence construction of the Improvements within ten (10) days from the date of recordation of the Deed of Trust. Borrower shall, in accordance with good building practices, in strict accordance with the Plans and Specifications hereinabove described, and in conformity with all applicable governmental laws and regulations, diligently and continuously proceed with such construction in a good and workmanlike fashion. Borrower shall use its best efforts to complete the construction and installation of the Improvements by December 28, 1996, and in any event, no later than two hundred seventy (270) days after the recordation of the Deed of Trust.

           (b)  Commencement and Completion of Off-Site Improvements. Borrower
                ----------------------------------------------------
shall commence and complete any off-site Improvements which are part of the Project or necessary to complete the Project in conformance with applicable laws and private restrictions, as required, and shall provide utilities and other facilities, all to be in accordance with the approved Plans and Specifications and requirements of the governmental body having jurisdiction thereof. Except as may be inconsistent with the context of this Agreement, such off-site Improvements shall be deemed a part of the work of construction of the Improvements. Borrower expressly agrees to protect, defend, indemnify Lender and to hold it harmless from and against any claim of any surety furnishing a bond for such work to the governmental body having jurisdiction, and/or against any claim therefor of the governmental body itself, whether such claim be founded upon existing or future liability and whether such liability be expressed or implied.

           (c)  Property Subject to Vendor's Lien or Security Interest. Borrower
                ------------------------------------------------------
shall not incorporate in the Improvements, nor permit any other person to incorporate therein, any property acquired under any lease or conditional sales contract, or under any contract whereby the vendor retains title or a security interest therein or any rights to remove or repossess such property, except as Lender may agree in writing to permit.

           (d)  Duplicate Plans.  Borrower shall submit to Lender a
                ---------------
duplicate set of plans and specifications for approval before any material improvements, repairs or alterations are begun affecting the Real Property.

     4.03  MAINTENANCE, WASTE AND REPAIR.  Borrower shall maintain the
           -----------------------------
Improvements now or hereafter existing in good and tenantable repair, and shall not structurally alter the same without the prior written consent of Lender, nor remove or demolish the same in whole or in part, nor (except where appropriate replacements free of superior titles, liens and claims, and of a value at least equal to the value of the building equipment removed, are immediately made) shall any building equipment be removed from the Real Property without the prior written consent of Lender, nor shall Borrower suffer any waste of the Real Property or make any change in the use thereof that will in any way increase any ordinary fire or other hazard insurance premiums or do or permit to be done thereon anything that may in any way impair the security of the Deed of Trust. During the course of the Project, Borrower shall use due care in protecting all construction and Improvements from weather, elements and other hazards.

     4.04  COMPLIANCE WITH LAW.  Borrower shall preserve and keep in full force
           -------------------
and effect its existence, rights and powers. Borrower shall promptly and faithfully comply with, and the Project and Improvements shall conform to, all present and future laws, ordinances, rules, regulations and requirements of every duly constituted governmental authority or agency and of every board of fire underwriters (or similar body exercising similar functions) having jurisdiction that may be applicable to Borrower or to the Real Property, or any part thereof, or to the use or manner of construction, occupancy, possession, operation, maintenance, alteration or repair thereon or with respect to any part thereof, whether or not such law, ordinance, rule, order, regulation or requirement shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Real Property.

     4.05  FURTHER ASSURANCES.  Borrower, at any time upon the reasonable
           ------------------
request of Lender, shall at Borrower's expense execute, acknowledge and deliver all such additional papers and instruments and all such further assurances of title and shall do or cause to be done all further acts and things as may be proper or reasonably necessary to carry out the purpose hereof and of the Loan Documents and subject to the liens thereof any property intended by the terms thereof to be covered thereby and any renewals, additions, substitutions, replacements or betterments thereto.

     4.06  BORROWER'S RESPONSIBILITIES.
           ---------------------------

           (a)  Supervision.  To prevent and avoid construction defects,
                -----------
Borrower shall inspect, review, supervise and assure the high quality, adequacy and suitability of:

                (i) the Plans and Specifications and all changes and amendments thereto;

                (ii) architects, contractors, subcontractors and materialmen employed or utilized in the Project and the workmanship of and the materials used by all of them; and

                (iii) the progress and course of construction and its conformance with the Plans and Specifications and any amendments, alterations and changes thereto as may be approved by Lender.

           (b)  Copies.  Borrower will promptly give to Lender copies of all
                ------
notices of violation that Borrower receives from any governmental agency or authority.

           (c)  Mechanics' Liens and Stop Notices.  Borrower agrees to pay and
                ---------------------------------
discharge promptly and fully all claims for labor done and materials and services furnished in connection with the Project, diligently to file or procure the filing of a valid Notice of Completion upon completion of the Project, diligently to file or procure the filing of a Notice of Cessation upon the event of a cessation of labor on the Project for a continuous period of thirty (30) days or more, and to take all other reasonable steps to forestall the assertion of claims of lien against the Real Property or any part thereof, or of claims against the Loan proceeds. Borrower shall require the General Contractor to obtain a lien release with respect to each payment by or to the General Contractor and each of the various subcontractors and materialmen (and the major sub-subcontractors and submaterialmen under them). Nothing herein contained shall require Borrower to pay any claims for labor, materials or services which Borrower in good faith disputes and which Borrower, at its own expense is currently and diligently contesting, provided that Borrower shall, in such case and in each other case where a claim of lien has been filed, within ten (10) days after the filing of any such claim of lien, (A) record in the office of the Recorder of the County where the Real Property is located a surety bond sufficient to release said claim of lien, or (B) make a deposit of cash in the amount of one hundred fifty percent (150%) of the claim of lien with Lender, or
(C) deliver to Lender a specific title insurance policy indorsement under which the Title Company insures Lender that such claim of lien is not valid, or (D) deliver to Lender such other assurance as may be acceptable to Lender.

     4.07  STATEMENTS AND RECORDS OF BORROWER.
           ----------------------------------

           (a)  Note Balance; Offsets.  Borrower, upon ten (10) days' written
                ---------------------
request, shall furnish a statement of the amount due or outstanding on the Note and a statement of any offsets, counterclaims or defenses to the payment thereof.

           (b)  Project Status.  Borrower and/or Borrower's General
                --------------

Contractor shall furnish to Lender monthly, verified written statements, in such form and detail as Lender may require, showing: (i) all items and amounts paid and those remaining to be paid for labor, materials, and subcontracts; and (ii) all other construction activities.

           (c)  Accounts and Records.  Borrower and Borrower's General
                --------------------
Contractor shall keep detailed accounts and records, in accordance with sound accounting practices, and shall make available to Lender, it officers, agents, contractors and employees, at all times, all books, statements, invoices, receipted bills, orders and other records relating to the construction of the Improvements, and shall furnish Lender with copies of the same upon Lender's request.

     4.08  INDEMNITY.
           ---------

           (a)  Indemnity.  Borrower agrees to release, indemnify, defend and
                ---------
hold Lender harmless from and against all liabilities, claims, actions, damages, costs and expenses (including all reasonable legal fees and expenses of Lender's counsel) arising out of resulting from the construction of the Project; breach of any representation or warranty made or given by Borrower to Lender; breach of any obligation of Borrower contained in any of the loan documents; or any claim or cause of action of any kind by any party that Lender is liable for any act or omission committed or made by Borrower in connection with the construction of the Project. Upon demand by Lender, Borrower shall defend any action or proceeding brought against Lender arising out of alleging any claim or cause of action covered by this indemnity, all at Borrower's own cost and by counsel to be approved by Lender in the exercise of its reasonable judgment.

           (b)  Provisions Survive Termination.  The provisions of this Section
                ------------------------------
4.08 shall survive the termination of the Deed of Trust and the repayment of the Indebtedness.

     4.09  SPECIFIC PAYMENTS.
           -----------------

           (a)  Tax Receipts.  Borrower will pay, when due, taxes and
                ------------
assessments against the Real Property. Upon request, Borrower shall exhibit to Lender, within seven (7) days after demand made therefor, bills (which shall be receipted from and after the date receipted bills are obtainable) showing the payment to the extent then due of all taxes, assessments (including those payable in periodic installments) and/or any other tax or assessment that may have become a lien upon the Real Property, or any portion thereof.

     4.10  INSURANCE.
           ---------

           (a)  Property Damage Insurance.  Borrower, at its sole cost and
                -------------------------
expense, shall keep the Real Property insured for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks embraced by coverage of the type now known as the broad form of extended coverage, including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary, theft and mysterious disappearance and against such other risks or hazards as Lender from time to time reasonably may designate, in an amount not less than one hundred percent (100%) of the then "full replacement cost," of the Improvements without deduction for physical depreciation. The policies of insurance carried in accordance with this Section shall contain the "Replacement Cost Endorsement." During construction of the Project, all policies required by this Section shall be on All Risk Builder's Risk 100% Completed Value Non-Reporting Form or other form approved by Lender, shall include earthquake insurance and shall insure all new construction, including all materials and equipment therefor incorporated in, on or about the Real Property (including excavations, foundations and footings).

           (b)  Public Liability Insurance.  Borrower, at its sole cost and
                --------------------------
expense, shall obtain and maintain public liability insurance covering the Real Property and the ownership, use, occupancy and maintenance thereof and any portions thereof.

           (c)  Worker's Compensation Insurance.  Borrower, at its sole cost and
                -------------------------------
expense, shall obtain and maintain adequate Worker's Compensation Insurance issued to Borrower or evidence of the same issued to Borrower's General Contractor and/or subcontractors or other contractors.

           (d)  Form of Policies of Insurance.  All policies of insurance
                -----------------------------
required pursuant hereto shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, insurer, loss payable and cancellation provisions and shall be delivered to Lender.

           (e)  Rights Upon Default.  Effective upon the occurrence of any Event
                -------------------
of Default, all of Borrower's right, title and interest in and to all policies of property insurance and any unearned premiums paid thereon are hereby assigned to Lender, who shall have the right, but not the obligation, to assign the same to any purchaser of the Real Property at any foreclosure sale.

     SECTION 5.   CASUALTIES AND CONDEMNATION.
     ---------    ---------------------------

     5.01  CASUALTIES.
           ----------

           (a)  Notifications; Repayment Option.  Borrower shall notify Lender
                -------------------------------
in writing promptly after loss or damage caused by fire or other casualty to the Real Property, and prior to the making of any repairs thereto. Borrower shall furnish to Lender within ninety (90) days after such loss or damage the following:

                (i) evidence satisfactory to Lender of the cost of repair or reconstruction;

                (ii) evidence satisfactory to Lender that sufficient funds are available and/or committed for the benefit of Lender, including insurance proceeds or otherwise, to complete such repair or reconstruction; and

                (iii) evidence satisfactory to Lender that such repair or reconstruction may be completed in accordance with all applicable laws, rules, regulations and ordinances and that all necessary permits and approvals have been or will be obtained.

           (b)  Repayment Option.  In the event Borrower does not furnish the
                ----------------
foregoing evidence to Lender within said ninety (90) day period, then within thirty (30) days after the expiration of such ninety (90) day period, Lender shall have the option (referred to herein as the "Repayment Option") to have all insurance proceeds applied against the Indebtedness. If Lender elects the Repayment Option, Borrower shall transfer immediately to Lender all insurance proceeds received by Borrower, if any, to the extent of the Indebtedness, and Lender shall apply such insurance proceeds received by it, if any, against the Indebtedness. If the insurance proceeds held by Borrower and Lender shall exceed the Indebtedness, such excess insurance proceeds shall belong and be paid over to and/or retained by Borrower.

           (c)  Repairs.  In the event Lender does not elect the Repayment
                -------
Option within the time period above specified, Borrower shall with all diligence repair or otherwise reconstruct such damage to the Real Property, all according to the Plans and Specifications and elevations thereof or such modified Plans and Specifications conforming to the then laws and regulations as shall first have been approved in writing by Lender and any occupants of the Improvements having the right to approve. Lender shall use all insurance proceeds, if any, received by it relating to such damage or destruction to reimburse Borrower from time to time for expenditures made for repair of such damage or for the erection of any building, structure or improvements in their place if permitted hereunder. Any such disbursement of insurance proceeds shall be subject to the same disbursement procedures and restrictions applicable to the Loan proceeds as described in Section 2 above.

           (d)  Excess Insurance Proceeds.  If the insurance proceeds shall
                -------------------------
exceed the cost of completing such work, such excess insurance proceeds shall belong and be retained by and/or paid over to Lender to be applied against the Indebtedness. If the costs of completing such work shall exceed the insurance proceeds, Borrower shall pay the balance of the costs of completing such work within thirty (30) days after the completion thereof.

     5.02  CONDEMNATION.  Immediately upon obtaining knowledge of the
           ------------
institution of any proceedings for the condemnation of the Real Property or any portion thereof, Borrower shall notify Lender of the pendency of such proceedings. Lender may participate in any such proceedings and Borrower from time to time shall deliver to Lender all instruments requested by Lender to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Lender. Lender shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings Lender may be represented by counsel selected by Lender, at Borrower's expense. The proceeds of any award or compensation so received shall, at the option of Lender, either be applied, without premium, to the prepayment of the Note or be paid over to Borrower for restoration of the Improvements in accordance with the provisions of Section 5.01(b) above.

     SECTION 6.   DEFAULT.
     ---------    -------

     6.01  EVENTS OF DEFAULT.  An "Event of Default" shall mean that one or more
           -----------------
of the following events has/have occurred:

           (a)  Work Cessation.  (i) Work ceases on the Project for a period of
                --------------
fifteen (15) consecutive days for any reason other than strikes, lockouts, acts of God or other reasons beyond the control of Borrower (excluding financial inability); (ii) work on the Improve ments does not proceed in a diligent, continuous and workmanlike manner or in accordance with the provisions of this Agreement; (iii) such delays have occurred that the Improvements will not be substantially completed within two hundred seventy (270) days after the recordation of the Deed of Trust; or (iv) the Lease between Borrower, as Landlord, and Lender, as Tenant, covering the Property is terminated for any reason other than a default by Lender, as tenant under such Lease;

           (b)  Default Under Agreements.  Borrower is in default under any
                ------------------------
agreement or covenant contained herein or in the Note or Deed of Trust;

           (c)  Actions or Proceedings.  Any action, suit or proceeding is
                ----------------------
brought against Borrower, the Real Property or the Improvements by any person, entity, or governmental body alleging noncompliance with any law, regulation, statute, order or ordinance, including, but not limited to, the California Environmental Quality Act, the California Subdivision Map Act, or the regulations issued pursuant to such acts, and such action, suit or proceeding is not be dismissed within sixty (60) days thereafter;

           (d)  False Representation.  Any warranty or representation of
                --------------------
Borrower is or becomes untrue or proves to have been false or misleading as of the date the same was made;

           (e)  Attachments or Writs.  Any execution, attachment, or other writs
                --------------------
is/are levied against the Real Property, the Improvements or the Loan proceeds and remain(s) in effect for thirty (30) days thereafter;

           (f)  Bankruptcy.  (i) Any proceeding under the Bankruptcy Code is
                ----------
instituted by or against Borrower or a receiver, trustee or custodian is appointed for Borrower, or for the Real Property or the Project and such proceeding or receiver, trustee or custodian is not dismissed within sixty (60) days thereafter; or (ii) Borrower makes an assignment for the benefit of creditors and such assignment is not voided within sixty (60) days thereafter;

           (g)  Mechanics' Liens; Stop Notices.  Any mechanic's lien, stop
                ------------------------------
notice or other notice to withhold funds related to the Loan proceeds is filed or served and is not bonded against or released within ten (10) days after such filing;

           (h)  Initial Disbursement Conditions.  Borrower does not fully
                -------------------------------
satisfy all of the conditions of Section 2.01 prior to the disbursement of the Loan proceeds on or before thirty (30) days from the date of recordation of the Deed of Trust;

           (i)  Defective Work.  Substantial deviations in the Project from the
                --------------
Plans and Specifications exist without the approval of Lender, or the existence of defective workmanship or materials incorporated into the Improvements arises and such deviations or defects are not corrected within thirty (30) days after written notice thereof to Borrower;

           (j)  Enforceability of Loan Documents.  Any of the Loan Documents, at
                --------------------------------
any time after their respective execution and delivery and for any reason, ceases to be in full force and effect or is declared null and void, or the validity or enforceability thereof is contested by Borrower or any stockholder or partner of Borrower, or Borrower denies that it has any or further liability or obligation under any of the Loan Documents to which it is a party.

     6.02  EFFECT OF DEFAULT UNDER THIS AGREEMENT.  The Note shall include and
           --------------------------------------
does include provisions whereby an Event of Default hereunder shall be a default under the Note. The Deed of Trust shall include and does include appropriate provisions whereby it is made security for the performance of all of the terms, conditions and provisions of this Agreement and any Event of Default hereunder shall, in turn, be an Event of Default under the Deed of Trust. In the event of any default hereunder, Lender may (a) seek to enforce its rights and remedies under the Note and/or the Deed of Trust; (b) declare all the Indebtedness to be forthwith due and payable and the same shall thereupon become forthwith due and payable without any further presentment, demand, protest or notice of any kind;
(c) institute appropriate proceedings for injunctive relief (including, without limitation, specific performance of the obligations of Borrower under any Loan Document); (d) terminate this Agreement; (e) declare its obligation to make advances under this Agreement to be terminated, whereupon such obligation shall immediately terminate; and/or (f) exercise all rights and remedies available under any of the Loan Documents, at law, in equity or otherwise. The remedies provided in this Agreement shall be in addition to, and not in substitution for, the rights and remedies which would otherwise be vested in Lender for the recovery of damages, or otherwise, in the event of a breach of any of the undertakings of Borrower hereunder. No failure by Lender to exercise and no delay in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof.

     6.03  LENDER'S ADDITIONAL RIGHTS AND REMEDIES UPON DEFAULT.  If any one or
           ----------------------------------------------------
more of the events specified in Section 6.01 occurs, Lender, at its option, and without declaring a total default hereunder, may enter onto the Real Property and cause to be performed and furnished any and all labor or work and materials it may deem necessary or desirable for the protection of the Real Property and/or the protection and completion of the Improvements substantially in accordance with the Plans and Specifications and, to this end, Lender may do any act, and may enter into any contract and incur such costs therefor, as it deems proper for such purpose, and may pay therefor any part or all of the undisbursed available funds, and any sums so expended shall be deemed disbursements of the Loan to Borrower. Should the amounts so expended, including incidental expenses and attorneys' fees, exceed the amount of the undisbursed available funds, Borrower agrees to pay such excess to Lender on demand, together with interest thereon at the rate specified in Paragraph 8.2 of the Deed of Trust, and the amount thereof, with said interest, if not paid, shall be secured by said Deed of Trust with the same effect as if originally part of the Loan.

     SECTION 7.   GENERAL PROVISIONS.
     ---------    ------------------

     7.01  LENDER'S RIGHT TO APPEAR IN LITIGATION OR PROCEEDINGS. It is agreed
           -----------------------------------------------------
that Lender shall have the right, but not the obligation, to commence, appear in or defend any action, suit or proceeding purporting to affect the Real Property or the Improvements, or the rights or duties of the parties hereunder, or the payment of any funds in connection herewith, and in connection therewith, Lender may pay all necessary expenses, employ counsel and pay its reasonable fees, all of which Borrower agrees to repay to Lender upon demand, together with interest thereon at the rate specified in Paragraph 8.2 of the Deed of Trust.

     7.03  NO THIRD PARTY BENEFICIARIES OF THIS AGREEMENT.  Nothing herein
           ----------------------------------------------
contained shall establish a trust fund or right of action for the benefit of any person or persons not parties to this Agreement, nor shall any such person or persons have any rights hereunder, not shall anything herein impose any liability upon Lender to pay or be chargeable with any claims for labor or materials. This Agreement is made and entered into for the sole benefit of the parties hereto and their permitted successors and assigns.

     7.04  WAIVER OF LENDER.  Any waiver by Lender of any term, condition or
           ----------------
requirement of this Agreement shall not constitute a waiver of any other term, condition or requirement hereof or constitute a waiver of the same term, condition of requirement in any other instance. Any express waiver shall only affect the default referenced in the waiver and shall only be operative for the time and to the extent therein stated. No waiver by Lender of any default or breach by Borrower hereunder shall be implied from any omission by Lender to take action on account of such default if such default persists or is repeated.

     7.05  SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF
           --------------------------------------------------------------------
BORROWER.  All representations, warranties, covenants and agreements herein
- --------
contained on the part of Borrower shall survive the making of the Loan and the execution of Borrower's Note and shall be effective as long as any interest on or principal of the Indebtedness remains unpaid. In accepting each advance of Loan proceeds, Borrower shall be deemed to have reaffirmed to Lender as of the date of said acceptance, the truth and correctness of each of Borrower's representations and warranties set forth herein. Nothing contained in this Agreement shall limit any other provision of the Loan Documents which by their stated terms survive the repayment of the Indebtedness or the termination of any Loan Document.

     7.06  ATTORNEYS' FEES.  In the event of any action at law or suits in
           ---------------
equity in relation to this Agreement, or any documents executed pursuant hereto, or any promissory note issued hereunder, the prevailing party, in addition to all other sums to which it may be entitled, shall be entitled to a reasonable sum for attorneys' fees.

     7.07  NOTICES.  Any notice or demand which shall be required or permitted
           -------
by law or by any provisions of this Agreement shall be in writing and if the same is to be served upon Lender, shall be personally delivered to Lender, or in the alternative, shall be deposited in the United States mail, certified, return receipt requested, postage prepaid, addressed to Lender as follows:

                  MPJ-A
                  511 Division Street
                  Campbell, CA  95008
                  ATTN:  James D. Mair

     If such notices or demands are to be served upon Borrower, said notices or demands shall be personally delivered to Borrower, or in the alternative, shall be deposited in the United States mail, certified, return receipt requested, postage prepaid, addressed to Borrower as follows:

                  Hello Direct, Inc.
                  5884 Eden Park Place
                  San Jose, CA  95138-1859
                  Attn:  Chief Financial Officer

     No requests for advances or notices of changes of address shall be effective until actual receipt. Except for the foregoing notices, notice shall be deemed sufficiently given for all purposes hereunder on the date the same was deposited, postage prepaid and properly addressed as set forth herein, in a U.S. Post Office or delivered, if personally delivered.

     7.08  NO RELATIONSHIP OTHER THAN DEBTOR AND CREDITOR.  Nothing herein
           ----------------------------------------------
contained shall in any manner be construed as creating any relationship between Borrower and Lender other than that of debtor and creditor.

     7.09  APPLICABLE LAW.  The parties to this Agreement mutually agree that
           --------------
California law shall apply to this Loan transaction and to the interpretation and enforcement of all documents evidencing this Loan transaction.

     7.10  ENTIRE AGREEMENT.  This Agreement and all schedules, addenda and
           ----------------
exhibits hereto constitute the entire and complete understanding of the parties with respect to this Loan transaction. All previous conversations, memorandums and writings between the parties and/or pertaining to this Loan transaction not incorporated or referenced in this Agreement are superseded by this Agreement.

     7.11  MODIFICATION OR AMENDMENT OF AGREEMENT; WRITTEN APPROVAL. This
           --------------------------------------------------------
Agreement shall not be modified, amended or altered without the express written agreement of the parties hereto. All consents, waivers and approvals by Lender required or permitted by any provision of this Agreement shall be in writing. No consent or approval of any act of Borrower shall be deemed to waive or render unnecessary the consent or approval regarding any subsequent similar act.

     7.12  SUCCESSOR AND ASSIGNS; ASSIGNMENT.  This Agreement shall bind and
           ---------------------------------
inure to the benefit of the respective successors and assigns of each of the parties.

     7.13  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.
           -------------------

     7.14  CONTEXT.  In this Agreement, personal pronouns shall be construed as
           -------
though of the gender and number required by the context, the singular shall include the plural, the plural the singular as may be required by the context and, if this Agreement is signed by more than one person as "Borrower," all of Borrower's liability and obligations hereunder shall be joint and several liabilities and obligations of said parties.

     7.15  CAPTIONS.  The captions and headings used in this Agreement are for
           --------
convenience and reference purposes only, and shall in no way or manner be deemed to limit, restrict, define, describe, modify, amend or add to the interpretation, construction or meaning of any section, paragraph or provision, or of the scope or intent, of this Agreement.

     7.16  WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO
           --------------------
TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY BORROWER, LENDER OR ANY OTHER PERSON RELATING TO (i) THE LOAN AND/OR ANY UNDERSTANDINGS OR PRIOR DEALINGS BETWEEN THE PARTIES HERETO OR (ii) THE LOAN DOCUMENTS. BORROWER AND LENDER HEREBY AGREE THAT THIS AGREEMENT CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631.

     LENDER'S INITIALS: ________   BORROWER'S INITIALS: ________

     7.17  COUNTERPARTS.  The Loan Documents may be executed in any number of
           ------------
counterparts and by different parties in separate counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts taken together shall constitute but one and the same instrument.

     7.18  SEVERABILITY.  If any term, provision, covenant or condition hereof
           ------------
or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     IN WITNESS WHEREOF, this Agreement has been executed the day and year first hereinabove written.

BORROWER:                              LENDER:

MPJ-A,                                 HELLO DIRECT, INC.
a California general                   a California corporation
partnership



By: /s/ James D. Mair                  By: /s/ Norman L. Buvas
    -------------------------              -------------------------------
Its: General Partner                   Its: Vice President Operations, CFO
     ------------------------               ------------------------------


By: /s/ W. Leslie Pelio
    -------------------------

Its: General Partner
     ------------------------